-----------------------------------                      U.S.P.S.-First Class or    Hartford Life - IPS
HARTFORD LEADERS PLUS (COUNTRYWIDE)                      Express-Mail to:           P.O. Box 5085
-----------------------------------       [LOGO]                                    Hartford, CT 06102-5085
                                                         Private Express Mail:      Hartford Life - IPS
REQUEST FOR HARTFORD LEADERS PLUS                                                   200 Hopmeadow Street
VARIABLE ANNUITY                                                                    Simsbury, CT 06089

/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company

-------------------------------------------------------------------------------------------------------------
1. CONTRACT OWNER Ownership Type: / / Individual / / Trust / / CRT / / UGMA / / UTMA / / NRA / / Corporation
                                  / / Other ___________
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F       U.S. Citizen: / / Yes / / No
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
ADDITIONAL OWNER INFORMATION (IE, NAME OF TRUST/CORPORATION) |  Email Address
                                                             |
-------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                                   |  Date of Birth    |  Daytime Telephone Number
                                                             |                   |
-------------------------------------------------------------------------------------------------------------
Street Address                                               |  City             |  State   | ZIP
                                                             |                   |          |
-------------------------------------------------------------------------------------------------------------
2. JOINT CONTRACT OWNER (If any)                             |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
U.S. Citizen: / / Yes / / No                                 |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |      Last Name       |  Relationship to Contract Owner
                                      |                      |
-------------------------------------------------------------------------------------------------------------
3. ANNUITANT (If different from Contract Owner)              |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name         |  Daytime Telephone Number
                                      |                      |
-------------------------------------------------------------------------------------------------------------
Street Address                                               |  City             |  State   | ZIP
                                                             |                   |          |
-------------------------------------------------------------------------------------------------------------
4. CONTINGENT ANNUITANT (If applicable)                      |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
5. BENEFICIARY (IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach a separate sheet to add additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------
/ / Primary                 | Relationship to Contract Owner | Date of Birth     | Social Security Number/TIN
                         %  |                                |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
/ / Primary / / Contingent  | Relationship to Contract Owner | Date of Birth     | Social Security Number/TIN
                         %  |                                |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
6. OPTIONAL DEATH BENEFIT / / Yes                 IF THE OPTIONAL DEATH BENEFIT IS NOT SELECTED, YOUR
   (.15% charge during the accumulation phase.)   BENEFICIARY(IES) WILL RECEIVE THE STANDARD DEATH BENEFIT.
                                                  PLEASE REFER TO THE PROSPECTUS FOR COMPLETE DETAILS
                                                  REGARDING THE DEATH BENEFIT. (NOT AVAILABLE IF OWNER(S) AND
                                                  ANNUITANT ARE OVER AGE 75 AND NOT AVAILABLE IN WA.)
-------------------------------------------------------------------------------------------------------------
7. PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
   Monies remitted via: / / Check   / / Wire   / / 1035(a) Exchange   / / Transfer/Rollover   $______________
-------------------------------------------------------------------------------------------------------------
8. PLAN PAYMENT TYPE (Complete Section A or B)
   A. NON QUALIFIED  / / Initial Purchase    / / 1035(a) Tax-Free Exchange         Cost Basis $______________
                                                (please provide Cost Basis)
-------------------------------------------------------------------------------------------------------------
   B. QUALIFIED  / / New Contribution   / / Transfer   / / Rollover  Contribution for tax year ______________
-------------------------------------------------------------------------------------------------------------
                      INDIVIDUALLY OWNED                      |       EMPLOYER PLAN - / / ALLOCATED
-------------------------------------------------------------------------------------------------------------
/ / Traditional IRA / / Roth IRA / / SEPIRA                   | / / 401(k)    / / 401(a)    / / Keogh/HR-10
/ / Custodial IRA   / / 403(b)   / / SIMPLE IRA (Non-DFI only)| / / Other:_________________________________
-------------------------------------------------------------------------------------------------------------
9. RATE LOCK-90 DAY FIXED ACCUMULATION FEATURE/DCA PLUS/1035(A) EXCHANGE/TRANSFER RATE LOCK / / Yes _______%
   ESTIMATED DOLLAR AMOUNT $____________________
   IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE DETERMINED WHEN HARTFORD LIFE RECEIVES THE FUNDS.
-------------------------------------------------------------------------------------------------------------

                                                                          HARTFORD LEADERS PLUS (COUNTRYWIDE)
HLASHAPP99                                                                                  Order #: HL-16310

-----------------------------------------------------------------------------------------------------------------------------------
10. INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation Portfolio or
    Dollar Cost Averaging Program, complete the appropriate enrollment form. Please note: Whole percentages only.
                                          |   %|                                  |   %|                               |   %|
-----------------------------------------------------------------------------------------------------------------------------
      American Funds Asset Allocation Fund|    |         MFS-Registered Trademark-|    |   Templeton Global Growth Fund|    |
                                          |    |      Capital Opportunities Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                  American Funds Bond Fund|    |         MFS-Registered Trademark-|    |   Templeton International Fund|    |
                                          |    |            Emerging Growth Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds Global Growth Fund|    |         MFS-Registered Trademark-|    | Hartford Money Market HLS Fund|    |
                                          |    |              Global Equity Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
     American Funds Global Small Cap. Fund|    |         MFS-Registered Trademark-|    |    Fixed Accumulation Feature*|    |
                                          |    |                     Growth Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                American Funds Growth Fund|    |         MFS-Registered Trademark-|    |       DCAPlus 6-Month Program*|    |
                                          |    |         Growth with Income Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds Growth-Income Fund|    |         MFS-Registered Trademark-|    |      DCAPlus 12-Month Program*|    |
                                          |    |                High Income Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds International Fund|    |         MFS-Registered Trademark-|    |                               |    |
                                          |    |              New Discovery Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
             American Funds New World Fund|    |         MFS-Registered Trademark-|    | Other                         |    |
                                          |    |               Total Return Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
      Franklin Real Estate Securities Fund|    |     Mutual Shares Securities Fund|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                   Franklin Small Cap Fund|    |   Templeton Asset Allocation Fund|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                        Franklin Strategic|    |      Templeton Developing Markets|    |*Subject to state              |    |
                   Income Investments Fund|    |                       Equity Fund|    | availability.           Total |100%|
-----------------------------------------------------------------------------------------------------------------------------------
11. SPECIAL REMARKS _______________________________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
12. OWNER(S) ACKNOWLEDGEMENTS
Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes
- If yes, please explain in "Special Remarks," Section 11.

Have you purchased another deferred annuity issued by Hartford Life during the current calendar year? / / No / / Yes

THE FOLLOWING STATES REQUIRE INSURANCE TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR
YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE BOTTOM OF THIS
SECTION.

/ / ARKANSAS Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

/ / ARIZONA Upon your written request we will provide you, within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

/ / COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Services.

/ / FLORIDA Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

/ / KENTUCKY Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact thereto commits a fraudulent act, which is a crime.

/ / MAINE It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

/ / NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

/ / NEW MEXICO Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

/ / OHIO Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

/ / PENNSYLVANIA Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will
be mailed to you. Signed at: *                                                            /    /
                             ---------------------------      ---------------        -----------------
                                      City                        State                    Date

          ----------------------------------------------------------         ----------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if applicable)        Joint Contract Owner Signature (If applicable)
            * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A POLICY SITUS FORM. (HL-15120)
-----------------------------------------------------------------------------------------------------------------------------------
13. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the contract requested      __________________________________________
for will replace existing annuities or insurance? / / Yes / / No             Licensed Agent Signature
-----------------------------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-----------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                         | Broker/Dealer Street Address  |  City                     |  State     | ZIP
                                      |                               |                           |
-----------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number             | Fax Number                    | Licensed Agent SSN
                                      |                               |
-----------------------------------------------------------------------------------------------------------------------------------
Select Commission Program: / / A / / B / / C                            Broker/Dealer Client Account Number
ONCE SELECTED THIS PROGRAM CANNOT BE CHANGED.
                                                                        [__________________________________]

-----------------------------------------------------------------------------------------------------------------------------------

                                                                                                HARTFORD LEADERS PLUS (COUNTRYWIDE)
HLASHAPP99                                                                                                        Order #: HL-16310

----------------------------------------                 U.S.P.S.-First Class or    Hartford Life - IPS
HARTFORD LEADERS PLUS (COUNTRYWIDE/BANK)                 Express-Mail to:           P.O. Box 5085
----------------------------------------  [LOGO]                                    Hartford, CT 06102-5085
REQUEST FOR HARTFORD LEADERS PLUS                        Private Express Mail:      Hartford Life - IPS
VARIABLE ANNUITY                                                                    200 Hopmeadow Street
                                                                                    Simsbury, CT 06089
/ / Hartford Life Insurance Company
/ / Hartford Life and Annuity Insurance Company

-------------------------------------------------------------------------------------------------------------
1. CONTRACT OWNER Ownership Type: / / Individual / / Trust / / CRT / / UGMA / / UTMA / / NRA / / Corporation
                                  / / Other ___________
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F       U.S. Citizen: / / Yes / / No
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
ADDITIONAL OWNER INFORMATION (IE, NAME OF TRUST/CORPORATION) |  Email Address
                                                             |
-------------------------------------------------------------------------------------------------------------
Social Security Number/TIN                                   |  Date of Birth    |  Daytime Telephone Number
                                                             |                   |
-------------------------------------------------------------------------------------------------------------
Street Address                                               |  City             |  State   | ZIP
                                                             |                   |          |
-------------------------------------------------------------------------------------------------------------
2. JOINT CONTRACT OWNER (If any)                             |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
U.S. Citizen: / / Yes / / No                                 |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |      Last Name       |  Relationship to Contract Owner
                                      |                      |
-------------------------------------------------------------------------------------------------------------
3. ANNUITANT (If different from Contract Owner)              |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name         |  Daytime Telephone Number
                                      |                      |
-------------------------------------------------------------------------------------------------------------
Street Address                                               |  City             |  State   | ZIP
                                                             |                   |          |
-------------------------------------------------------------------------------------------------------------
4. CONTINGENT ANNUITANT (If applicable)                      |  Date of Birth    | Social Security Number/TIN
/ / Mr. / / Mrs. / / Ms.      Sex: / / M / / F               |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
5. BENEFICIARY (IES) (Unless indicated otherwise, proceeds will be divided equally. Please attach a separate sheet to add additional beneficiaries.)
-------------------------------------------------------------------------------------------------------------
/ / Primary                 | Relationship to Contract Owner | Date of Birth     | Social Security Number/TIN
                         %  |                                |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
/ / Primary / / Contingent  | Relationship to Contract Owner | Date of Birth     | Social Security Number/TIN
                         %  |                                |                   |
-------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-------------------------------------------------------------------------------------------------------------
6. OPTIONAL DEATH BENEFIT / / Yes                IF THE OPTIONAL DEATH BENEFIT IS NOT SELECTED, YOUR
   (.15% charge during the accumulation phase.)  BENEFICIARY(IES) WILL RECEIVE THE STANDARD DEATH BENEFIT.
                                                 PLEASE REFER TO THE PROSPECTUS FOR COMPLETE DETAILS
                                                 REGARDING THE DEATH BENEFIT. (NOT AVAILABLE IF OWNER(S) AND
                                                 ANNUITANT ARE OVER AGE 75 AND NOT AVAILABLE IN WA.)
-------------------------------------------------------------------------------------------------------------
7. PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
   Monies remitted via: / / Check   / / Wire   / / 1035(a) Exchange   / / Transfer/Rollover   $______________
-------------------------------------------------------------------------------------------------------------
8. PLAN PAYMENT TYPE (Complete Section A or B)
   A. NON QUALIFIED  / / Initial Purchase    / / 1035(a) Tax-Free Exchange         Cost Basis $______________
                                                (please provide Cost Basis)
-------------------------------------------------------------------------------------------------------------
   B. QUALIFIED  / / New Contribution   / / Transfer   / / Rollover  Contribution for tax year ______________
-------------------------------------------------------------------------------------------------------------
                      INDIVIDUALLY OWNED                      |       EMPLOYER PLAN - / / ALLOCATED
-------------------------------------------------------------------------------------------------------------
/ / Traditional IRA / / Roth IRA / / SEPIRA                   | / / 401(k)    / / 401(a)    / / Keogh/HR-10
/ / Custodial IRA   / / 403(b)   / / SIMPLE IRA (Non-DFI only)| / / Other:_________________________________
-------------------------------------------------------------------------------------------------------------
9. RATE LOCK-90 DAY FIXED ACCUMULATION FEATURE/DCA PLUS/1035(A) EXCHANGE/TRANSFER RATE LOCK / / Yes _______%
   ESTIMATED DOLLAR AMOUNT $____________________
   IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE DETERMINED WHEN HARTFORD LIFE RECEIVES THE FUNDS.
-------------------------------------------------------------------------------------------------------------

                                                                     HARTFORD LEADERS PLUS (COUNTRYWIDE/BANK)
HLASHAPP99                                                                                  Order #: HL-16311

-----------------------------------------------------------------------------------------------------------------------------------
10. INVESTMENT SELECTION The invested amount will be allocated as selected here. If choosing an Asset Allocation Portfolio or
    Dollar Cost Averaging Program, complete the appropriate enrollment form. Please note: Whole percentages only.
                                          |   %|                                  |   %|                               |   %|
-----------------------------------------------------------------------------------------------------------------------------
      American Funds Asset Allocation Fund|    |         MFS-Registered Trademark-|    |   Templeton Global Growth Fund|    |
                                          |    |      Capital Opportunities Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                  American Funds Bond Fund|    |         MFS-Registered Trademark-|    |   Templeton International Fund|    |
                                          |    |            Emerging Growth Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds Global Growth Fund|    |         MFS-Registered Trademark-|    | Hartford Money Market HLS Fund|    |
                                          |    |              Global Equity Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
     American Funds Global Small Cap. Fund|    |         MFS-Registered Trademark-|    |    Fixed Accumulation Feature*|    |
                                          |    |                     Growth Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                American Funds Growth Fund|    |         MFS-Registered Trademark-|    |       DCAPlus 6-Month Program*|    |
                                          |    |         Growth with Income Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds Growth-Income Fund|    |         MFS-Registered Trademark-|    |      DCAPlus 12-Month Program*|    |
                                          |    |                High Income Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
         American Funds International Fund|    |         MFS-Registered Trademark-|    |                               |    |
                                          |    |              New Discovery Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
             American Funds New World Fund|    |         MFS-Registered Trademark-|    | Other                         |    |
                                          |    |               Total Return Series|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
      Franklin Real Estate Securities Fund|    |     Mutual Shares Securities Fund|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                   Franklin Small Cap Fund|    |   Templeton Asset Allocation Fund|    |                               |    |
-----------------------------------------------------------------------------------------------------------------------------
                        Franklin Strategic|    |      Templeton Developing Markets|    |*Subject to state              |    |
                   Income Investments Fund|    |                       Equity Fund|    | availability.           Total |100%|
-----------------------------------------------------------------------------------------------------------------------------------
11. SPECIAL REMARKS _______________________________________________________________________________________________________________
-----------------------------------------------------------------------------------------------------------------------------------
12. OWNER(S) ACKNOWLEDGEMENTS
Will the annuity applied for replace one or more existing annuity or life insurance contracts? / / No / / Yes
- If yes, please explain in "Special Remarks," Section 11.

Have you purchased another deferred annuity issued by Hartford Life during the current calendar year? / / No / / Yes

-----------------------------------------------------------------------------------------------------------------------------------
- ANNUITIES ARE NOT FDIC INSURED.
- ANNUITIES ARE NOT OBLIGATIONS OR DEPOSITS OF, AND ARE NOT UNDERWRITTEN OR GUARANTEED BY, ANY BANK OR
  FINANCIAL INSTITUTION OR ANY OF ITS AFFILIATES.
- NEITHER A FINANCIAL INSTITUTION, BANK, NOR ITS AFFILIATES, GUARANTEE PERFORMANCE BY THE ANNUITY ISSUER.
- ANNUITIES INVOLVE INVESTMENT RISKS, INCLUDING INTEREST RATE RISK. THE MARKET VALUE OF THE INVESTMENT MAY
  FLUCTUATE, CAUSING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
- ANNUITIES ARE UNRELATED TO AND NOT A CONDITION OF THE PROVISION OR TERM OF ANY BANKING SERVICE OR ACTIVITY.

                                                                                                     [LOGOS]
-----------------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING STATES REQUIRE INSURANCE TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR
YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE BOTTOM OF THIS
SECTION.

/ / ARKANSAS Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

/ / ARIZONA Upon your written request we will provide you, within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

/ / COLORADO It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of
Insurance within the Department of Regulatory Services.

/ / FLORIDA Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

/ / KENTUCKY Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact thereto commits a fraudulent act, which is a crime.

/ / MAINE It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

/ / NEW JERSEY Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

/ / NEW MEXICO Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

/ / OHIO Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

/ / PENNSYLVANIA Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief.
I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE
VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ / RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED. If not checked, the appropriate prospectus will
be mailed to you. Signed at: *                                                            /    /
                             ---------------------------      ---------------        -----------------
                                      City                        State                    Date

          ----------------------------------------------------------         ----------------------------------------------
          Contract Owner Signature (Trustee/Custodian, if applicable)        Joint Contract Owner Signature (If applicable)
            * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A POLICY SITUS FORM. (HL-15120)
-----------------------------------------------------------------------------------------------------------------------------------
13. REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the contract requested      __________________________________________
for will replace existing annuities or insurance? / / Yes / / No             Licensed Agent Signature
-----------------------------------------------------------------------------------------------------------------------------------
First Name                       MI   |    Last Name
                                      |
-----------------------------------------------------------------------------------------------------------------------------------
Broker/Dealer                         | Broker/Dealer Street Address  |  City                     |  State     | ZIP
                                      |                               |                           |
-----------------------------------------------------------------------------------------------------------------------------------
Business Telephone Number             | Fax Number                    | Licensed Agent SSN
                                      |                               |
-----------------------------------------------------------------------------------------------------------------------------------
Select Commission Program: / / A / / B / / C                            Broker/Dealer Client Account Number
ONCE SELECTED THIS PROGRAM CANNOT BE CHANGED.
                                                                        [__________________________________]

-----------------------------------------------------------------------------------------------------------------------------------
HLASHAPP99                                                                    HARTFORD LEADERS PLUS (COUNTRYWIDE) Order #: HL-16311

                 MAILING ADDRESSES:                                                             HARTFORD LEADERS PLUS

                 FOR STANDARD MAIL DELIVERY:                                INVESTEASE-REGISTERED TRADEMARK-, DCA, ASSET ALLOCATION
                 Hartford Life - IPS PO Box 5085                                                       AND AUTOMATIC INCOME PROGRAM
                 Hartford, CT 06102-5085                                                                            ENROLLMENT FORM

                 FOR PRIVATE EXPRESS MAIL CARRIERS:
                 Hartford Life - IPS 200 Hopmeadow Street
[LOGO]           Simsbury, CT 06089
-----------------------------------------------------------------------------------------------------------------------------------
1. OWNER INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
Contract/Certificate Owner Name                                     Contract/Certificate Owner SSN/TIN

-----------------------------------------------------------------------------------------------------------------------------------
Existing/Pending Contract/Certificate Number (if any)               Contract Owner Phone Number
-----------------------------------------------------------------------------------------------------------------------------------
2. INVESTEASE-REGISTERED TRADEMARK- ATTACH A VOIDED CHECK OR SAVINGS DEPOSIT SLIP TO THIS FORM.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DESTINATION FUNDS:
Amount of Investment (Minimum: $50 per contract)          Frequency : / / Monthly  / / Quarterly ____________________
DATE OF TRANSFER* (1ST - 28TH OF THE MONTH):_____________ Source:     / / Checking / / Savings   ____________________
TRANSFERS WILL BE PROCESSED ON THE NEXT BUSINESS DAY. * YOU MAY SELECT MULTIPLE TRANSFER DATES PER FREQUENCY.

-----------------------------------------------------------------   ---------------------------------------------------
Name of Bank (Must be a member of the ACH network to participate.)  City, State (Branch location)

-----------------------------------------------------------------   ---------------------------------------------------
Bank Checking/Savings Account Number                                ACH/Transit Routing Number
                                                                    THIS MAY BE OBTAINED FROM YOUR BANK.
-----------------------------------------------------------------------------------------------------------------------------------
3. DOLLAR COST AVERAGING            | PROGRAM ENROLLMENT AMOUNT $___________________
a. PROGRAM                          | DCA PLUS PROGRAM                           STANDARD PROGRAM
Client can be enrolled in only      | / / 6-Month Program                   OR | / / Fixed Dollar
ONE DCA program per contract.       | / / 12-Month Program                     | / / Interest Only
                                    |                                          |
b. FREQUENCY                        |                                          |
Identify the frequency. For monthly | Monthly Only _________ # of months       | / / Monthly _________ # of months
frequencies, indicate the number of | (For 6-Month Program, indicate between   | / / Quarterly _________ # of quarters
months.                             | 3-6 months)                              | / / Indefinitely
                                    | (For 12-Month Program, indicate between  |
                                    | 7-12 months)                             | FIXED DOLLAR ONLY         INTEREST ONLY
                                    |                                          | Fixed Accumulation $____  Fixed Accumulation $____
c. SOURCE FUND                      |                                          | Feature                   Feature
Select the fund(s) from where the   |                                          |
transfer should occur. Indicate     | Source fund will be as indicated in Plus | Hartford Money            Hartford Money
which fund(s) and the total amount  | Program selected.                        | Market HLS Fund $______   Market HLS Fund $______
that should be moved.               |                                          |                           (total amount must be
                                    |                                          |                           50% to 100%)
                                    | HARTFORD LIFE WILL CALCULATE THE MONTHLY | Other Funds ___________   ___________
                                    | TRANSFER AMOUNT.                         |             $__________   $__________
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Changes in the allocation of the destination funds are permitted during the life of the program. At the end of the program term, there will be a final monthly transfer of the entire amount remaining in the program. Subsequent premium payments received during the term selected will be transferred over the remaining months of the term.

DESTINATION FUNDS - PLEASE USE WHOLE PERCENTAGES.

American Funds Asset Allocation Fund  ____% Franklin Real Estate Securities Fund   ____% MFS-Registered Trademark-
American Funds Bond Fund              ____% Franklin Small Cap Fund                ____%  High Income Series                  ____%
American Funds Global Growth Fund     ____% Franklin Strategic Income Invest. Fund ____% MFS-Registered Trademark-
American Funds Global Small Cap. Fund ____% MFS-Registered Trademark-                     New Discovery Series                ____%
American Funds Growth Fund            ____%  Capital Opportunities Series          ____% MFS-Registered Trademark-
American Funds Growth-Income Fund     ____% MFS-Registered Trademark-                     Total Return Series                 ____%
American Funds International Fund     ____%  Emerging Growth Series                ____% Mutual Shares Securities Fund        ____%
American Funds New World Fund         ____% MFS-Registered Trademark-                    Templeton Asset Allocation Fund      ____%
                                             Global Equity Series                  ____% Templeton Devel. Markets Equity Fund ____%
                                            MFS-Registered Trademark-                    Templeton Global Growth Fund         ____%
                                             Growth Series                         ____% Templeton International Fund         ____%
                                            MFS-Registered Trademark-                    Hartford Money Market HLS Fund       ____%
                                             Growth with Income Series             ____%
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4. ASSET ALLOCATION SOURCE: / / Initial Payment  / / Existing Contract  / /  DCAProgram (Complete Section 3)
   DAY OF MONTH: _____ FREQUENCY: / / Quarterly  / / Semi-Annually  / / Annually
a. CUSTOMIZED PORTFOLIO SELECTION - PLEASE USE WHOLE PERCENTAGES.

American Funds Asset Allocation Fund  ____% Franklin Real Estate Securities Fund   ____% MFS-Registered Trademark-
American Funds Bond Fund              ____% Franklin Small Cap Fund                ____%  High Income Series                  ____%
American Funds Global Growth Fund     ____% Franklin Strategic Income Invest. Fund ____% MFS-Registered Trademark-
American Funds Global Small Cap. Fund ____% MFS-Registered Trademark-                     New Discovery Series                ____%
American Funds Growth Fund            ____%  Capital Opportunities Series          ____% MFS-Registered Trademark-
American Funds Growth-Income Fund     ____% MFS-Registered Trademark-                     Total Return Series                 ____%
American Funds International Fund     ____%  Emerging Growth Series                ____% Mutual Shares Securities Fund        ____%
American Funds New World Fund         ____% MFS-Registered Trademark-                    Templeton Asset Allocation Fund      ____%
                                             Global Equity Series                  ____% Templeton Devel. Markets Equity Fund ____%
                                            MFS-Registered Trademark-                    Templeton Global Growth Fund         ____%
                                             Growth Series                         ____% Templeton International Fund         ____%
                                            MFS-Registered Trademark-                    Hartford Money Market HLS Fund       ____%
                                             Growth with Income Series             ____%

PROGENR99                                             Order #: HL-16313 Printed in U.S.A. -C- Hartford Life Hartford, CT 06102-5085
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5. AUTOMATIC INCOME PROGRAM ENROLLMENT

a. PAYMENT CYCLE:  / / Monthly  / / Quarterly  / / Semi-Annually  / / Annually

b. AMOUNT (Specify the amount per payment cycle to be distributed from each selected Investment Choice. Please refer to your prospectus for the maximum amount available without a surrender charge. Minimum amount: $100.00)

AMOUNT                     INVESTMENT CHOICE               AMOUNT                      INVESTMENT CHOICE
$___________________       ________________________        $___________________        ________________________
$___________________       ________________________        $___________________        ________________________
                                                           $___________________ TOTAL
c. INCOME TAX WITHHOLDING NOTICE AND CERTIFICATION

NOTICE OF INCOME TAX WITHHOLDING: Federal law requires withholding of 10% from taxable distributions unless you elect not to have taxes withheld or specify a different withholding amount. Withholding will only apply to that portion of your distribution that is includable in your income subject to federal income tax. For "nonqualified annuities", distributions will be assumed taken first from earnings as of the liquidation date, if any, and second from purchase payments. The prospectus includes further details on the treatment of variable annuity distributions for tax purposes. You may revoke this withholding election at any time. To revoke or change your withholding election, please contact Hartford Life in writing. If you choose not to have withholding apply to your distribution or if you do not have enough federal income tax withheld, you may be responsible for the payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and tax payments are insufficient. PLEASE NOTE: TAXABLE DISTRIBUTIONS OF EARNINGS PRIOR TO AGE 59 1/2 MAY BE SUBJECT TO A FEDERAL TAX PENALTY OF 10%,
THEREFORE, BEFORE ENROLLMENT IN THIS PROGRAM, YOU MAY WANT TO CONSULT WITH A QUALIFIED TAX ADVISOR. ALSO, DISTRIBUTION FROM
CERTAIN QUALIFIED PLANS (FOR EXAMPLE, 403(b)'S) MAY BE SUBJECT TO A MANDATORY 20% WITHHOLDING UNLESS THESE DISTRIBUTIONS ARE TO
SATISFY IRS MINIMUM DISTRIBUTION REQUIREMENTS.

CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER: Under penalties of perjury, I certify that the number shown below is my correct taxpayer identification number (or I am waiting for the number to be issued to me.) Furthermore, I am not subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

I HAVE READ THE ABOVE NOTICE AND ELECT TO HAVE** (CHECK ONE):
/ / No income tax withheld      / / 10% withheld       Federal: / / $_______________ or________% withheld
                                                       State:   / / $_______________

d. EFT DIRECT DEPOSIT/CHECK MAILING INSTRUCTIONS (CHECK ONE):
/ / EFT Direct Deposit-PLEASE ATTACH A VOIDED CHECK OR SAVINGS DEPOSIT SLIP TO THIS FORM.
    OR  / / Special Address   OR  / / Current Address of Record
    Financial Institution (Bank, Savings & Loan, Credit Union) or Special Check Mailing Instructions.

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Name

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Address                                            City                                 State              Zip

---------------------------------------------
Bank Checking/Savings Account Number                 / / Checking     / / Savings

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ACH/Transit Routing Number   THIS MAY BE OBTAINED FROM YOUR BANK.

** NOT APPLICABLE FOR CUSTODIAL IRAS OR PENSION PROFIT SHARING PLANS
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6. OWNER ACKNOWLEDGEMENT

My signature below indicates that I have received a Hartford Leaders Plus variable annuity prospectus and have authorized the program(s) selected above. The above program(s) may be modified at any time by me or Hartford Life by providing written notice to the other party or if investment option balances are inadequate to execute the requested transfer/liquidation. In the unlikely event that another financial transaction is received on the transfer/liquidation date, Hartford Life may delay processing the scheduled transfer/liquidation. Hartford Life may credit increased interest rates, which are guaranteed up to a 12-month period to contract owners under certain programs established. The number of months selected will determine the interest rate credited to you. The 6-Month Program and the 12-Month Program will generally have different credited rates. The DCAPlus Program is subject to state availability. All program transactions will be confirmed on quarterly statements. I agree to review the information on my statements carefully. All errors or corrections must be reported to Hartford Life immediately to assure proper crediting to my contract. Hartford Life reserves the right to discontinue, modify, or amend the program(s) at any time.

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Contract Owner Signature                                   Investment Representative Name

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Joint Contract Owner Signature (if any)                    Broker Dealer/Financial Institution Name

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Contract Owner Phone Number                                Investment Representative Phone Number

PROGENR99                                             Order #: HL-16313 Printed in U.S.A. -C- Hartford Life Hartford, CT 06102-5085
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
                 MAILING ADDRESSES:                                                             HARTFORD LEADERS PLUS

                 FOR STANDARD MAIL DELIVERY:                                INVESTEASE-REGISTERED TRADEMARK-, DCA, ASSET ALLOCATION
                 Hartford Life - IPS PO Box 5085                                                       AND AUTOMATIC INCOME PROGRAM
                 Hartford, CT 06102-5085                                                               ENROLLMENT FORM INSTRUCTIONS

                 FOR PRIVATE EXPRESS MAIL CARRIERS:
                 Hartford Life - IPS 200 Hopmeadow Street
[LOGO]           Simsbury, CT 06089
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SECTION 1. OWNER INFORMATION
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   Complete information about the contract owner. For existing annuity contracts, please provide the annuity contract number.


SECTION 2. INVESTEASE PROGRAM ENROLLMENT
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- Minimum Investment Amount: $50 per contract.
- Select Frequency: Monthly or Quarterly.
- Select date of transfer*: 1st through the 28th of the month.
- Indicate Source: Checking or Savings Account.
- Provide the name of your bank/financial institution. Must be a member of the ACH network in order for you to participate in the
  InvestEase Program.
- Provide branch location (city and state).
- Provide ACH Routing Number. Obtain from your financial institution.
- Provide your Checking/Savings account number.
- Attach a voided check or savings deposit slip to this enrollment form.
- Complete and sign Owner Acknowledgment section.
- INVESTEASE IS NOT AVAILABLE FOR IRA CONTRACT OWNERS AFTER THE YEAR IN WHICH AGE 70 1/2 IS ATTAINED.
  *YOU MAY SELECT MULTIPLE TRANSFER DATES PER FREQUENCY.

SECTION 3. DOLLAR COST AVERAGING ENROLLMENT
-----------------------------------------------------------------------------------------------------------------------------------
 - SELECT A DOLLAR COST AVERAGING PROGRAM. ONLY ONE DOLLAR COST AVERAGING PROGRAM IS ALLOWED AT ANY ONE TIME.

DCA PLUS PROGRAM*: This program is available on either a 6-Month or a 12-Month basis, allowing you to automatically transfer all
Program assets to the investment choices offered through Hartford Leaders Plus variable annuity. The 6-Month Program will generally offer a higher interest rate and allows you to dollar cost average all Program assets over a 3-to-6 month period. The
12-Month Program also offers an attractive rate and allows you to dollar cost average all Program assets over a 7-to-12 month period. At the end of the term, there will be a final monthly transfer of the entire amount remaining in the program.
- Minimum Investment Amount: $5,000, ($2,000 for IRAs)
- Subsequent Payments: If a subsequent premium payment is received while the Program is in progress, the new balance in the
  Program will be prorated over the remainder of the transfer period selected but in no event beyond the initial program period.
Subsequent premium payments less than $5,000 (unless it is an IRA, Hartford reserves the right to reduce the subsequent minimum premium required) will be allocated to the non-program Fixed Accumulation Feature and be credited at the interest rate then in effect.

START DATE: The program start date will generally be the next business day following receipt of premium payment and complete DCA instructions, but never later than 15 business days after the investment and complete instructions are received.

STANDARD PROGRAM OPTIONS
FIXED DOLLAR: Allows you to transfer a fixed dollar amount each month into any one or more destination fund(s).
- Minimum Investment Amount: $5,000, ($2,000 for IRAs)
- Minimum Transfer Amount into each Destination Fund: $50

START DATE: If a specific start date is not selected, the Program will start within 45 business days following the date the investment and complete instructions are received.

INTEREST AVERAGING: Allows you to transfer a "percent of interest/earnings" from either the Hartford Money Market HLS Fund or the
Fixed Accumulation Feature.
- Minimum Investment Amount: $5,000, ($2,000 for IRAs)
- Minimum Transfer Amount into each Destination Fund: None.


DOLLAR COST AVERAGING ENROLLMENT INSTRUCTIONS CONTINUED ON BACK PAGE.

PROGINST99                                            Order #: HL-16312 Printed in U.S.A. -C- Hartford Life Hartford, CT 06102-5085
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- SELECT THE NUMBER OF MONTHLY TRANSFERS.

    DCA PLUS PROGRAM:  6-Month Program - 3-to-6 months
                       12-Month Program - 7-to-12 months

    FIXED DOLLAR AND INTEREST AVERAGING: Unlimited. (Minimum: 3 months)

- SELECT ONE SOURCE FUND.

    DCA PLUS PROGRAM: The source fund is either the DCAPlus 6-Month OR 12-Month Program.

    FIXED DOLLAR: Select from the Fixed Accumulation Feature or any one of the investment choices.

    INTEREST AVERAGING: Select from either the Hartford Money Market HLS Fund or the Fixed Accumulation Feature.

- DETERMINE THE MONTHLY TRANSFER AMOUNT. MINIMUM $50 PER MONTH.

    DCA PLUS PROGRAM: Hartford Life will calculate the monthly transfer amount.

    FIXED DOLLAR: Take the total amount invested into the source fund divided by the number of months you would like the program to run and split that amount among the destination funds selected.

    INTEREST AVERAGING: Determine what percentage (using whole percentages, from 50% to 100%) of the earnings you would like transferred from the Hartford Money Market HLS Fund or the Fixed Accumulation Feature.

- SELECT DESTINATION FUNDS Select the investment choices you would like as destination funds. Please provide whole percentages.
  The investment choice(s) selected cannot be both source fund and a destination fund. Changes in the allocation of the destination funds are permitted during the life of the program.

- COMPLETE AND SIGN OWNER ACKNOWLEDGMENT SECTION
  * FROM TIME TO TIME, HARTFORD LIFE MAY CREDIT INCREASED INTEREST RATES, WHICH ARE GUARANTEED UP TO A 12 MONTH PERIOD TO CONTRACT
  OWNERS UNDER CERTAIN PROGRAMS ESTABLISHED AT THE DISCRETION OF HARTFORD LIFE. THE NUMBER OF MONTHS SELECTED WILL DETERMINE THE
  INTEREST RATE CREDITED TO YOU WITH IN THE DCA PLUS PROG RAM. THIS PROGRAM IS SUBJECT TO STATE AVAILABILITY.


SECTION 4. ASSET ALLOCATION PROGRAM ENROLLMENT
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- Indicate Source of Investment: Initial Payment, Existing Contract or DCA Program**.
- Determine rebalancing date.
- Contract will be allocated into the model on the day we receive the request in good order. Future rebalancing will occur on the next frequency cycle requested, based on the program establish date.
- Select Rebalancing Frequency: Quarterly, Semi-Annually or Annually.
- THE FIXED ACCUMULATION FEATURE IS NOT AVAILABLE.
  - Customize your own portfolio using whole percentages, totaling 100%.
- Complete and sign Owner Acknowledgment section.
**IF YOU CHOOSE TO DOLLAR COST AVERAGE INTO AN ASSET ALLOCATION PORTFOLIO, PLEASE COMPLETE SECTION 3.


SECTION 5. AUTOMATIC INCOME PROGRAM ENROLLMENT
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- Select the payment cycle: Monthly, Quarterly, Semi-annually or Annually.

- Determine Amount. Provide the dollar amount for each investment choice(s) that your scheduled surrenders will be taken from.
  Maximum available amount - Please refer to your prospectus for amount available without a surrender charge.
  Minimum amount - $100.00.

- Income Tax Withholding Notice and Certification. Read Notice of Income Tax Withholding and Certification of Taxpayer
  Identification Number. Select whether or not to have income taxes withheld from your scheduled surrenders. If you would like to have a specific dollar amount withheld or a percentage other than 10%, please provide us with this information.

- EFT Direct Deposit/Check Mailing Instructions
  You may select one of the following:
    - Have payment sent electronically to your financial institution via Direct Deposit into your Savings or Checking Account,
    - Have your payment mailed to a special address, OR
    - Have your payment mailed to your current address of record.

- Complete and sign Owner Acknowledgment section.




PROGINST99                                            Order #: HL-16312 Printed in U.S.A. -C- Hartford Life Hartford, CT 06102-5085
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